                                                                   Exhibit 99.10

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-4
              -----------------------------------------------------

                    Monthly Period:                  2/1/02 to
                                                     2/28/02
                    Distribution Date:               3/18/02
                    Transfer Date:                   3/15/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Monthly Distribution.
       -------------------------------------------------------

       1. The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                         Class A                       $1.54500
                                         Class B                       $1.69500
                                         CIA                           $2.13750

       2. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                         Class A                       $1.54500
                                         Class B                       $1.69500
                                         CIA                           $2.13750

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-4
  Page 2


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                    $      0.00000
                                       Class B                    $      0.00000
                                       CIA                        $      0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates
                                       Class A                    $67,087,601.32
                                       Class B                    $ 6,049,254.91
                                       CIA                        $ 7,686,647.18
                                                                  --------------
                                       Total                      $80,823,503.41

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of
             Finance Charge Receivables processed during
             the Monthly Period which were allocated in
             respect of the Certificates
                                       Class A                    $ 6,722,855.75
                                       Class B                    $   606,196.47
                                       CIA                        $   770,279.79
                                                                  --------------
                                       Total                      $ 8,099,332.01

        (b1) Principal Funding Investment Proceeds (to Class A)   $         0.00
        (b2) Withdrawals from Reserve Account (to Class A)        $         0.00
                                                                  --------------
             Class A Available Funds                              $ 6,722,855.75


        (c1) Principal Funding Investment Proceeds (to Class B)   $         0.00
        (c2) Withdrawals from Reserve Account (to Class B)        $         0.00
             Class B Available Funds                              $   606,196.47

        (d1) Principal Funding Investment Proceeds (to CIA)       $         0.00
        (d2) Withdrawals from Reserve Account (to CIA)            $         0.00
             CIA Available Funds                                  $   770,279.79

        (e1) Total Principal Funding Investment Proceeds          $         0.00
        (e2) Investment Earnings on deposits to Reserve Account   $         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 3



   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables
          in the Trust as of 02/28/02                        $33,133,046,650.67


      (b) Invested Amount as of 02/28/02
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                     Class A                 $   500,000,000.00
                                     Class B                 $    45,180,000.00
                                     CIA                     $    57,230,000.00
                                                             ------------------
                                     Total                   $   602,410,000.00

      (c) The Floating Allocation Percentage:
                                     Class A                              1.475%
                                     Class B                              0.133%
                                     CIA                                  0.169%
                                                             ------------------
                                     Total                                1.777%

      (d) During the Accumulation Period: The Invested amount
          as of ______ (the last day of the Revolving Period)
                                     Class A                 $             0.00
                                     Class B                 $             0.00
                                     CIA                     $             0.00
                                                             ------------------
                                     Total                   $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                     Class A                              1.475%
                                     Class B                              0.133%
                                     CIA                                  0.169%
                                                             ------------------
                                     Total                                1.777%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 4

   4. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  475,835,846.04
      (b) 60 - 89 days                                         $  340,884,374.14
      (c) 90 - 119 days                                        $  282,690,589.96
      (d) 120 - 149 days                                       $  237,485,868.48
      (e) 150 - 179 days                                       $  194,349,722.35
      (f) 180 or more days                                     $            0.00
                                     Total                     $1,531,246,400.97

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted
          Principal Receivables written off as
          uncollectible during the Monthly Period
          allocable to the Invested Amount (the
          aggregate "Investor Default Amount")
                                     Class A                   $    2,450,841.53
                                     Class B                   $      220,991.14
                                     CIA                       $      280,808.29
                                                               -----------------
                                     Total                     $    2,952,640.96


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor
          Charge- Offs and the reductions in the
          Class B Invested Amount and the CIA
                                     Class A                   $            0.00
                                     Class B                   $            0.00
                                     CIA                       $            0.00
                                                                ----------------
                                     Total                     $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 5

     (b) The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                            Class A                              $         0.00
                            Class B                              $         0.00
                            CIA                                  $         0.00
                                                                 --------------
                            Total                                $         0.00


  7. Investor Servicing Fee
     ----------------------
     (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                            Class A                              $   625,000.00
                            Class B                              $    56,475.00
                            CIA                                  $    71,537.50
                                                                 --------------
                            Total                                $   753,012.50


  8. Reallocated Principal Collections
     ---------------------------------
         The amount of Reallocated CIA
         and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
         Investor Charge-Offs for the prior month.

                            Class B                              $         0.00
                            CIA                                  $         0.00
                                                                 --------------
                            Total                                $         0.00

  9. CIA Invested Amount
     -------------------
     (a) The amount of the CIA Invested Amount as of the close
         of business on the related Distribution Date after
         giving effect to withdrawals, deposits and payments
         to be made in respect of the preceding month            $57,230,000.00

     (b) The Required CIA Invested Amount as of the close of
         business on the related Distribution Date after
         giving effect to withdrawals, deposits and payments
         to be made in respect of the preceding month            $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 6

    10. The Pool Factor
        ---------------
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                       1.00000000
                                       Class B                       1.00000000
                                       Total                         1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              10.25%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     4.15%



C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Acumulation Period Commencement Date                       04/01/2007

      (b) Accumulation Period Length (months)                                 2

      (c) Accumulation Period Factor                                       5.32

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $301,205,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                     $          0.00
             Plus: Principal Collections for related Monthly
                   Period from Principal Account                           0.00
             Plus: Interest on Principal Funding Account
                   Balance for related Monthly Period                      0.00

             Less: Withdrawals to Finance Charge Account                   0.00
             Less: Withdrawals to Distribution Account                     0.00
                                                                ---------------
          Ending Balance                                                   0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 7

      3. Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                          $   0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                 $   0.00

               Accumulation Shortfall                                  $   0.00

                                                                       --------
               Aggregate Accumulation Shortfalls                       $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                          $   0.00

         Less: Principal Funding Investment Proceeds                   $   0.00

                                                                       --------
               Principal Funding Investment Shortfall                  $   0.00
                                                                       --------

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                     $   0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                            7.09%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                   First USA Bank, National Association
                   as Servicer


                   By: /s/ Tracie Klein
                       ---------------------
                       Tracie Klein
                       First Vice President